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                                  EXHIBIT 24.2

                        CONSENT OF KPMG PEAT MARWICK LLP



                         Independent Auditor's Consent

The Board of Directors
Omega Health Systems, Inc.:

We consent to the use of our report incorporated herein by reference.


                                       KPMG Peat Marwick LLP



Memphis, Tennessee
October 15, 1998